Ex. 99.906Cert.

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, David K. Downes, President of The Community Reinvestment Act Qualified Investment Fund (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2006 (the "Report") fully complies with the requirements of
            Section 15(d) of the Securities Exchange Act of 1934, as amended;
            and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ David K. Downes
---------------------------------------
David K. Downes
President
August 7, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

Ex. 99.906Cert.

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph H. Hastings, Treasurer of The Community Reinvestment Act Qualified Investment Fund (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2006 (the "Report") fully complies with the requirements of
            Section 15(d) of the Securities Exchange Act of 1934, as amended;
            and

      2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Joseph H. Hastings
---------------------------------------
Joseph H. Hastings
Treasurer
August 7, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.